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NATIONWIDE LIFE INSURANCE COMPANY                                  [THE BEST OF AMERICA(R) AMERICA'S INCOME ANNUITY]
P.O. BOX 182021                                   INDIVIDUAL SINGLE PURCHASE PAYMENT IMMEDIATE VARIABLE AND/OR FIXED INCOME ANNUITY
COLUMBUS, OHIO 43218-2021                                                 $35,000 MINIMUM PURCHASE PAYMENT
1-800-452-7126

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CONTRACT TYPE               THIS CONTRACT IS ESTABLISHED AS A:      A CONTRACT TYPE MUST BE SELECTED
[ ]  NON-QUALIFIED          [ ] IRA        [ ]   ROTH IRA           [ ]   403(b) TSA (Non-ERISA only, Additional Forms are Required)

DISTRIBUTION CHANNEL:
[ ] ID    [ ] Agency  [ ] NRS  [ ] Pensions    [ ] FI    [ ] Wirehouse    [ ] Other

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PURCHASE PAYMENT

Purchase Payment $      submitted (minimum $35,000). A copy of this application properly signed by the registered representative*
will constitute receipt for such amount. If this application is declined by Nationwide, there will be no liability on the part of
Nationwide, and any payments submitted with this application will be refunded.

*REGISTERED REPRESENTATIVES ARE INSURANCE AGENTS

PAYMENT SUBMITTED VIA: [ ] Payment Enclosed   [ ] 1035(a) Exchange   [ ] Rollover          [ ] APPLY FOR TAX YEAR:
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PARTIES TO THE CONTRACT

CONTRACT OWNER                                                 JOINT OWNER *Joint Owners limited to spouses except in HI, PA, or VT.

Last Name:                  First Name:           MI:          Last Name:                     First
Name:          MI:
Address:                                                       Address:
Date of Birth:              Sex  M   F                         Date of Birth:                 Sex  M   F
Soc. Sec. No. or Tax ID:                                       Soc. Sec. No. or Tax ID:
Employer/Trust:                                                Employer/Trust:

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PAYEE (IF NO PAYEE IS DESIGNATED, THE PAYEE WILL BE THE ANNUITANT)
Last Name:                                                        First Name:                                        MI:
Address:
Date of Birth:                                     Sex  M   F     Soc. Sec. No. or Tax ID:
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ANNUITANT (Age 85 or younger)
Last Name:                                                        First Name:                                        MI:
Address:
Date of Birth:                                     Sex  M   F     Soc. Sec. No. or Tax ID:

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JOINT ANNUITANT (Spouse Only/Age 85 or younger)
Last Name:                                                        First Name:                                        MI:
Address:
Date of Birth:                                     Sex  M   F     Soc. Sec. No. or Tax ID:

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BENEFICIARIES (Whole Percentage Only: Allocation to all Primary must equal 100%; Allocation to all Contingents must also equal
              100%.)

                                                                                Relationship
Primary  Contingent       Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.     Date of Birth
[ ]                                                                         %
[ ]      [ ]                                                                %
[ ]      [ ]                                                                %
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INCOME OPTIONS      CANNOT BE CHANGED ONCE ELECTED ONLY ONE OPTION MAY BE SELECTED

[ ] SINGLE LIFE WITH TERM CERTAIN YEARS* SELECT 10 YEARS 15 YEARS OR 20 YEARS
[ ] SINGLE LIFE CASH REFUND*
[ ] SINGLE LIFE*
[ ] JOINT AND LAST SURVIVOR** SELECT  [ ] 50%  [ ] 75% OR  [ ] 100%
[ ] JOINT AND 100% LAST SURVIVOR WITH TERM CERTAIN YEARS** [ ] SELECT [ ] 10 YEARS [ ] 15 YEARS OR [ ] 20 YEARS
[ ] JOINT AND 100% SURVIVOR WITH CASH REFUND**
[ ] JOINT AND 50% SURVIVOR**
[ ] TERM CERTAIN            YEARS (BETWEEN 5 AND 30 YEARS)
*Birth Certificate of Annuitant Required    **Birth Certificate of Both Annuitant and Joint Annuitant Required
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PURCHASE PAYMENT ALLOCATION WHOLE PERCENTAGES ONLY, MUST TOTAL 100%. A CONTRACT CANNOT BE ISSUED UNLESS THIS SECTION IS COMPLETE.

ALLOCATION OF PURCHASE PAYMENT TO FIXED ANNUITY PAYMENTS:              %
ALLOCATION OF PURCHASE PAYMENT TO VARIABLE ANNUITY PAYMENTS:           %
ASSUMED INVESTMENT RETURN FOR VARIABLE ANNUITY PAYMENTS       [ ] 3.5%    [ ] 5.0%*   [ ] 6.0%**
*This rate is not permitted in FL   **This rate is not permitted in FL, NY, or OK

IF NO ASSUMED INVESTMENT RETURN IS ELECTED, THE ASSUMED INVESTMENT RETURN FOR THE CONTRACT WILL BE 3.5%.

 ANNUAL BENEFIT LEVELING FOR VARIABLE ANNUITY  PAYMENTS*                   [ ] YES         [ ] NO

*IF THIS OPTION IS ELECTED, ANNUAL FREQUENCY OF PAYMENTS CANNOT BE CHOSEN.
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ALLOCATION OF INVESTMENT OPTIONS TO PROVIDE VARIABLE ANNUITY PAYMENTS           WHOLE PERCENTAGES ONLY, PERCENTAGE MUST TOTAL THE
                                                                                ALLOCATION OF PURCHASE PAYMENT TO VARIABLE ANNUITY
                                                                                PAYMENTS AS NOTED ON PAGE 1 OF THE APPLICATION


The underlying investment options listed on this application are only available in variable annuity insurance products issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. They are NOT offered to the general public directly.

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AIM VARIABLE INSURANCE FUNDS, INC.
          %  AIM V.I. Basic Value Fund - Series II Shares
          %  AIM V.I. Capital Appreciation Fund: Series II Shares
          %  AIM V.I. Capital Development Fund: Series II Shares

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
          % AllianceBernstein VPS Growth & Income Portfolio: Class B % AllianceBernstein VPS Small Cap Value Portfolio: Class B

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
          %   American Century VP Income & Growth Fund: Class I
          %   American Century VP International Fund: Class I
          %   American Century VP Ultra Fund: Class I
          %   American Century VP Value Fund: Class I

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

          %   American Century VP Inflation Protection Fund: Class II

DREYFUS
          %   Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio:
              Service Shares
          %   Dreyfus Stock Index Fund, Inc.: Initial Shares
          %   Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial
              Shares
          %   Dreyfus Variable Investment Fund - Developing Leaders Portfolio:
              Service Shares

FEDERATED INSURANCE SERIES
          %   Federated American Leaders Fund II: Service Shares
          %   Federated Capital Appreciation Fund II: Service Shares
          %   Federated Quality Bond Fund II: Primary Shares

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

          %   VIP Equity-Income Portfolio: Service Class
          %   VIP Growth Portfolio: Service Class
          %   VIP Overseas Portfolio: Service Class

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

          %   VIP II Contrafund (R) Portfolio: Service Class
          %   VIP II Investment Grade Bond Portfolio: Service Class

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

          %   VIP III Mid Cap Portfolio: Service Class 2
          %   VIP III Value Strategies Portfolio: Service Class



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
          %   Franklin Rising Dividends Securities Fund: Class 2
          %   Franklin Small Cap Value Securities Fund: Class 2
          %   Templeton Foreign Securities Fund: Class 2

GARTMORE VARIABLE INSURANCE TRUST (GVIT)

          %   Comstock GVIT Value Fund: Class I
          %   Dreyfus GVIT International Value Fund: Class II
          %   Dreyfus GVIT Mid Cap Index Fund: Class I
          %   Fed. GVIT High Income Bond Fund: Class I
          %   Gartmore GVIT Emerging Markets Fund: Class I
          %   Gartmore GVIT Global Financial Svcs. Fund: Class I
          %   Gartmore GVIT Global Health Sciences Fund: Class I
          %   Gartmore GVIT Global Tech. and Communications Fund: Class I
          %   Gartmore GVIT Global Utilities Fund: Class I
          %   Gartmore GVIT Govt. Bond Fund: Class I
          %   Gartmore GVIT Mid Cap Growth Fund: Class I
          %   Gartmore GVIT Money Market Fund: Class I
          %   Gartmore GVIT Nationwide(R)Fund:  Class I
          %   Gartmore GVIT U.S. Growth Leaders Fund: Class I
          %   GVIT Small Cap Growth Fund: Class I
          %   GVIT Small Cap Value Fund: Class I
          %   GVIT Small Company Fund: Class I
          %   Van Kampen GVIT Multi Sector Bond Fund: Class I

  GARTMORE GVIT INVESTOR DEST. FUNDS
          %   Gartmore GVIT Investor Dest. Conservative Fund
          %   Gartmore GVIT Investor Dest. Moderately Conservative Fund
          %   Gartmore GVIT Investor Dest. Moderate Fund
          %   Gartmore GVIT Investor Dest. Moderately Aggressive Fund
          %   Gartmore GVIT Investor Dest. Aggressive Fund

JANUS ASPEN SERIES
          %   Balanced Portfolio: Service Shares
          %   Capital Appreciation Portfolio: Service Shares
          %   International Growth Portfolio: Service Shares
          %   Risk-Managed Large Cap Core Portfolio: Service Shares

MFS(R) VARIABLE INSURANCE TRUST
          %   MFS Investors Growth Stock Series: Service Class
          %   MFS Value Series: Service Class

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
          %   AMT Fasciano Portfolio: S Class
          %   AMT Limited Maturity Bond Portfolio: Class I
          %   AMT Mid-Cap Growth Portfolio: Class I
          %   AMT Socially Responsive Portfolio

OPPENHEIMER VARIABLE ACCOUNT FUNDS
          %   Oppenheimer Capital Appreciation Fund/VA: Initial Class
          %   Oppenheimer Global Securities Fund/VA: Initial Class
          %   Oppenheimer High Income Fund/VA: Service Class
          %   Oppenheimer Main Street(R) Fund/VA: Initial Class
          %   Oppenheimer Main Street(R) Small Cap Fund/VA: Service Class

    PUTNAM VARIABLE TRUST
          %   Putnam VT Growth & Income Fund: Class IB
          %   Putnam VT International Equity Fund: Class IB
          %   Putnam VT Voyager Fund: Class IB

VAN KAMPEN
   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
          %   Core Plus Fixed Income Portfolio: Class II
          %   Emerging Markets Debt Portfolio: Class I
          %   U.S. Real Estate Portfolio: Class I
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INCOME START DATE                      PAYMENTS ARE TYPICALLY RECEIVED WITHIN SEVEN TO TEN DAYS FOLLOWING THE INCOME PAYMENT DATE.
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FREQUENCY OF PAYMENTS                  [ ] Monthly       [ ] Quarterly     [ ] Semi-Annually    [ ] Annually
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ELECTION OF PAYMENT METHOD                     IF NO PAYMENT METHOD IS ELECTED, THE PAYMENT METHOD WILL BE THE ELECTRONIC FUNDS
                                               TRANSFER.

[ ] Electronic Funds Transfer    [ ] Check Payment   A FEE MAY BE ASSESSED UPON CHECK PAYMENTS
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Bank Name and Address                                                Bank Telephone Number  (   )
-------------------------------------------------------------------- ---------------------------------------------------------------
                                                                     Type of Account (Please attach voided check or deposit slip)
                                                                      Checking    Savings
-------------------------------------------------------------------- ---------------------------------------------------------------
Bank Routing No.                                                     Bank Account No.
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REMARKS
















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FEDERAL INCOME TAX WITHHOLDING

A.  [ ]  I elect to have no income tax withheld from my income payments (do not complete B or C)

B.  [ ]  I want my withholding from each income payment to be figured using the number of allowances and marital status shown
         (you may also designate an additional amount in item C)        Allowances [ ] Single [ ] Married [ ] Married, but withhold at higher single rate

C.  [ ]  Withhold the following additional amount from each income payment (you must complete B) $
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NOTICE TO AZ RESIDENTS ONLY:

Upon written request, Nationwide agrees to provide, within a reasonable time, reasonable factual information regarding the benefits and provisions of the annuity Contract to the Contract Owner. To be sure that the Contract Owner is satisfied with this Contract, the Contract Owner has the right to examine the Contract. Within ten days of the day the Contract is received by the Contract Owner, it may be returned to Nationwide's home office or the agent through whom it was purchased. Contract Owners age 65 or older on the date of application may return the Contract within thirty days of the day the Contract is received by the Contract Owner. When the Contract is received at the home office, Nationwide will void the Contract as though it had never been in force and the Contract Value will be refunded in full.

NOTICE TO FL, MN, ND, SC, SD, TX AND VT RESIDENTS ONLY:

Annuity payments, death benefits, surrender values, and other Contract values provided by this Contract, when based on the investment experience of a separate account are variable and may increase or decrease in accordance with the fluctuations in the net investment factor, as applicable, and are not guaranteed as to fixed-dollar amount, unless otherwise specified.

Additionally, any benefits, values or payments based on performance of the underlying investment options may vary and are NOT guaranteed by Nationwide Life Insurance Company, any other insurance company, by the U.S. Government, or any State Government. They are NOT federally insured by the FDIC, the Federal Reserve Board or any agency Federal or State.

NOTICE TO DC RESIDENTS ONLY: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

NOTICE TO AR, CO, KY, LA, ME, NM, OH AND TN RESIDENTS ONLY:
Any person who, knowingly and with intent to injure, defraud or deceive any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which may be a crime and may subject such person to criminal and civil penalties, fines, imprisonment, or a denial of insurance benefits.

NOTICE TO WA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under state law.

NOTICE TO OK AND PA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.


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CONTRACT OWNER SIGNATURES

Are you a U.S. Citizen?  [ ] Yes   [ ] No   If No, country of citizenship

[ ] Yes   [ ] No      Do you have existing life insurance or annuity contracts?
[ ] Yes   [ ] No      Will the applied for Contract replace existing
                      annuities or insurance?

CONTRACT OWNERS E-MAIL ADDRESS

STATE IN WHICH APPLICATION WAS SIGNED                                  DATE

To authorize Nationwide to allow the exercise of ownership rights independently by EITHER the Contract Owner or Joint Owner, both owners please initial here:
(Contract Owner) (Joint Owner)

The contract payments or values under the variable annuity provisions of the Contract are variable and are not guaranteed as to fixed dollar amount.

I UNDERSTAND THAT THE INCOME START DATE IS THE DATE PAYMENTS WILL COMMENCE, HOWEVER, PAYMENTS ARE TYPICALLY RECEIVED WITHIN SEVEN TO TEN DAYS FOLLOWING THE INCOME PAYMENT DATE.

TO THE BEST OF MY KNOWLEDGE AND BELIEF, I REPRESENT MY ANSWERS TO THE ABOVE QUESTIONS TO BE ACCURATE AND COMPLETE. I ACKNOWLEDGE THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PROSPECTUS FOR THIS ANNUITY CONTRACT.


NOTICE TO FL RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any Company files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

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CONTRACT OWNER                                                JOINT OWNER
                  Signature                                                                      Signature


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REGISTERED REPRESENTATIVE INFORMATION

[ ] Yes [ ] No  Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

REGISTERED REPRESENTATIVE*
                                                                                         Signature
       Florida License Identification #: (Florida Agents only)
       NAME
                                                                      (Please Print)
       National Producer Number
       FIRM NAME                                                                   PHONE (           )
       ADDRESS

*REGISTERED REPRESENTATIVES ARE INSURANCE AGENTS
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